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                                                              EXHIBIT 10.53
         AMENDMENT NO. 12 TO FINANCING AGREEMENTS


                        FARAH U.S.A., INC.
                        8889 Gateway West
                       El Paso, Texas 79925

                                                 July 14, 1994




    Congress Financial Corporation (Southwest)
    1201 Main Street, Suite 1625
    Dallas, Texas 75250

    Gentlemen:

         Congress Financial Corporation (Southwest) ("Lender"), Farah U.S.A., Inc. ("Farah USA"), Value Clothing Company, Inc. ("Value Clothing"), Farah Manufacturing (U.K.) Limited ("Farah UK", and together with Farah USA and Value Clothing, individually and collectively, "Borrowers") have entered into financing arrangements pursuant to the Accounts Financing Agreement [Security Agreement], dated as of August 2, 1990, between Lender and Farah USA and various supplements thereto, as amended pursuant to Amendment No.
    1 to Financing Agreements, dated November 5, 1990, Amendment No. 2 to Financing Agreements, dated February 11, 1991, Amendment No. 3 to Financing Agreements, dated January 29, 1992, Amendment No. 4 to Financing Agreements dated June 25, 1992, Amendment No. 5 to Financing Agreements, dated August 31, 1992, Amendment No. 6 to Financing Agreements, dated September 4, 1992, Amendment No. 7 to Financing Agreements, dated September 16, 1992, Amendment No. 8 to Financing Agreements, dated as of May 7, 1993, Amendment No. 9 to Financing Agreements, dated July 16, 1993, Amendment No. 10 to Financing Agreements, dated November 3, 1993, Amendment No. 11 to Financing Agreements, dated as of February 9, 1994 and as amended pursuant to the letter agreement dated as of October 28, 1992 (collectively, as so amended and as amended hereby, the "Accounts Agreement", and together with all supplements thereto, including, but not limited to, the Covenant Supplement to Accounts Financing Agreement [Security Agreement] dated as of August 2, 1990 (the "Covenant Supplement"), the Trade Financing Agreement Supplement to Accounts Financing Agreement [Security Agreement] dated as of August 2, 1990 (the "Trade Financing Supplement"), and all other agreements, documents and instruments at any time executed and/or delivered in connection with any of the foregoing or related thereto, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing
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    Agreements"), which Financing  Agreements include, inter
    alia, the guarantees of all obligations of Borrowers, and Value Clothing and Farah UK to Lender by each of Farah Incorporated, Farah International, Inc., Value Slacks Inc., Farah Sales Corp., Farah Manufacturing Company, Inc., Farah Manufacturing Company of New Mexico, Inc., Farah Clothing Company, Inc., FTX, Inc., Radco Sportswear, Inc., Farah Manufacturing Services, Inc., Farah Licensing Company and Corporacion Farah-Costa Rica S.A. (individually and collectively "Guarantors"), and the General Security Agreement, dated August 2, 1990, by Farah Incorporated in favor of Congress (the "Farah Inc. Security Agreement"). Borrowers and Guarantors have requested certain amendments to the Financing Agreements and Lender is willing to agree to such amendments subject to the terms and conditions set forth herein. By this Agreement, Lender, Borrowers and Guarantors desire and intend to set forth the terms of such financing arrangements and evidence such amendments.

         In consideration of the foregoing and the respective agreements and covenants contained herein, the parties hereto agree as follows:

         1. Definitions. All capitalized terms used herein shall have the meaning assigned thereto in the other
    Financing Agreements, unless otherwise defined herein.

         2. Amendment to Definition of "Annual Rate". All references to the term "Annual Rate" in the Financing Agreements shall be deemed and each such reference is hereby amended to mean a rate equal to one percent (1%) per annum in excess of the Index Rate.

         3.   Amendment to Inventory Loan Sublimit.
    Notwithstanding anything to the contrary contained herein or in any of the Financing Agreements, except in Lender's discretion, (a) the aggregate unpaid principal amount of the loans outstanding at any time based on the Eligible Inventory of Farah USA, the Eligible Value Slacks Inventory and the Eligible Farah UK Inventory shall not exceed $25,000,000, (b) the aggregate unpaid amount of the loans outstanding at any time based on the Value of the Eligible Value Slacks Inventory shall not exceed $2,000,000 and (c) the aggregate unpaid amount of the loans outstanding at any time based on the Value of the Eligible Farah UK Inventory shall not exceed $1,750,000.

         4.   Amendment to Borrowers Capital Expenditures.
    Section 2.3 of the Covenant Supplement is hereby deleted in its entirety and the following substituted therefor:

              "2.3 Capital Expenditures. Borrowers will not, and will not permit any subsidiary to, in the aggregate for all of them, directly or indirectly,
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         expend or commit to expend (through purchase, capital
         leases or otherwise) fixed or capital assets, or incur Indebtedness to finance the acquisition of fixed or capital assets, on a non-cumulative basis (such that expenditures not made or committed to be made in any one fiscal year may not be made or committed to be made in any following fiscal year) in excess of: (a) $14,000,000 in the 1994 fiscal year of Borrowers; (b) $13,000,000 in the 1995 fiscal year of Borrowers; and
         (c) $5,000,000 in any fiscal year of Borrowers thereafter."

         5.   Amendment to Farah Inc. Capital Expenditures.
    Section 3(i) of the Farah Inc. Security Agreement is hereby deleted in its entirety and the following substituted therefor:

              "(i) Guarantor will not, and will not permit any subsidiary to, in the aggregate for all of them, directly or indirectly, expend or commit to expend (through purchase, capital leases or otherwise) fixed or capital assets, or incur Indebtedness to finance the acquisition of fixed or capital assets, on a non-cumulative basis (such that expenditures not made or committed to be made in any one fiscal year may not be made or committed to be made in any following fiscal year) in excess of: (A) $15,000,000 in the 1994 fiscal year of Guarantor; (B) $15,000,000 in the 1995 fiscal year of Guarantor; and (C) $6,500,000 in any fiscal year of Guarantor thereafter."

         6. Amendment to Credit Commissions. Section 1.8 of the Trade Financing Supplement is hereby amended such that a reference to "one-sixth percent (1/6%)" is substituted in place of each reference to "one-quarter percent (1/4%)" contained therein.

         7.   General Representations, Warranties and
    Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers and Guarantors to Lender pursuant to the Financing Agreements, each of Borrowers and Guarantors hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

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              (a)  No Event of Default exists on the date of
    this Amendment; and

              (b) This Amendment has been duly executed and delivered by Borrowers and Guarantors and is in full force and effect as of the date hereof, and the agreements and obligations of Borrowers and Guarantors contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against Borrowers and Guarantors in accordance with their respective terms.

         8. Consent to Certain Indebtedness and Purchase Money Security Interests on Certain Assets Located in Mexico and/or Costa Rica. Notwithstanding any provision in
    Section 2.5 or Section 2.6 of the Covenant Supplement to the contrary, but subject to all other provisions of the Financing Agreements, Lender hereby consents to Borrowers and/or Guarantors, and their subsidiaries, incurring purchase money indebtedness or capital lease obligations and granting purchase money security interests in respect of hereafter acquired equipment and fixed assets located at all times in Mexico and/or Costa Rica (and only such equipment and fixed assets).

         9. Conditions Precedent. The effectiveness of the other terms and conditions contained herein against Lender shall be subject to the satisfaction of each of the following:

              (a) receipt by Lender of each of the following, in form and substance satisfactory to Lender and its counsel:

                 (i)    an original of this Amendment, duly
    authorized, executed and delivered by Borrowers and Guarantors; and

                (ii)    such agreements from participants as
    may be required to effectuate the terms and provisions of this Amendment; and

              (b) all representations and warranties contained herein, in the Accounts Agreement and in the other
    Financing Agreements shall be true and correct in all respects; and

              (c)  no Event of Default shall have occurred and
    no event shall have occurred or condition be existing
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    which, with notice or passage of time or both, would
    constitute an Event of Default.

         10.  General.

              (a) The parties hereto acknowledge, confirm, and agree that the failure of any of Borrowers or any of Guarantors, to comply with the covenants, conditions and agreements contained herein or in any other agreement, document or instrument by any of such parties at any time executed in connection herewith shall constitute an Event of Default under the Financing Agreements.

              (b) Except as modified pursuant hereto, no other changes to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement and other Financing Agreements, the terms of this Agreement shall control.
              (c) The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

                        FARAH U.S.A., INC.
                        By:  s/b/ James C. Swaim
                             James C. Swaim
                             Title: Treasurer


                        FARAH MANUFACTURING (U.K.) LIMITED

                        By:  s/b/ Richard C. Allender
                             Richard C. Allender
                             Title:  Director


    ACKNOWLEDGED AND AGREED:

    FARAH INCORPORATED
    FARAH INTERNATIONAL, INC.
    VALUE SLACKS, INC.
    VALUE CLOTHING COMPANY, INC.
    FARAH SALES CORP.
    FARAH MANUFACTURING SERVICES, INC.
    FARAH MANUFACTURING COMPANY, INC.
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    Congress Financial Corporation (Southwest)
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    FARAH MANUFACTURING COMPANY
      OF NEW MEXICO, INC.
    FARAH CLOTHING COMPANY, INC.
    RADCO SPORTSWEAR, INC.
    CORPORACION FARAH-COSTA RICA S.A.
    FARAH LICENSING COMPANY

    By:    s/b/ James C. Swaim
           James C. Swaim
    Title: Treasurer

    FTX, INC.

    By:    s/b/ Thomas H. Ludwick
           Thomas H. Ludwick
    Title: Treasurer

    ACKNOWLEDGED AND AGREED:

    CONGRESS FINANCIAL CORPORATION
      (SOUTHWEST)

    By:     s/b/ Edward Franco
            Edward Franco
    Title:  Vice President